UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2025

Janus International Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (866) 562-2580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting (as defined below), the shareholders of Janus International Group, Inc. (the “Company”) approved the adoption of a Third Amended and Restated Certificate of Incorporation to (i) declassify the Board of Directors (the “Board”), (ii) eliminate supermajority vote requirements for shareholders to amend certain provisions of the Company’s certificate of incorporation and bylaws and to remove directors, and (iii) to eliminate the supermajority vote requirement relating to certain business opportunities. On June 17, 2025, the Third Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware.

The foregoing description of the Third Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. Additionally, a copy of the Third Amended and Restated Certificate of Incorporation that is marked to show changes to the Second Amended and Restated Certificate of Incorporation (additions are underlined and deletions are struck through) is also attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2025, the Company held its annual meeting of shareholders (the “Annual Meeting”) virtually via live webcast. Only shareholders of record at the close of business on April 23, 2025, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 139,961,636 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. Present at the meeting in person or by proxy were holders of 135,155,343 shares of the Company’s common stock, which represented approximately 96.56% of the voting power of all shares of common stock as of the record date and constituted a quorum for the transaction of business at the Annual Meeting.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1.	To elect three nominees (Ramey Jackson, Xavier Gutierrez, and Heather Harding) to serve as Class I directors until the 2028 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending January 3, 2026;

3.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting;

4.	To approve an amendment and restatement of the Company’s certificate of incorporation to declassify the Board; and

5.	To approve: (a) an amendment and restatement of the Company’s certificate of incorporation to eliminate supermajority vote requirements for shareholders to amend certain provisions of the Company’s certificate of incorporation and bylaws and to remove directors, and (b) an amendment and restatement of the Company’s certificate of incorporation to eliminate the supermajority vote requirement relating to certain business opportunities.

The voting results for each proposal were as follows:

Proposal 1 - Election of Class I Directors:

	For	Withhold	Broker Non-Votes
Ramey Jackson	124,804,842	2,329,695	8,020,806
Xavier Gutierrez	123,860,939	3,273,598	8,020,806
Heather Harding	125,530,085	1,604,452	8,020,806

Based on the votes set forth above, each director nominee was duly elected to serve as a Class I director until the 2028 annual meeting of shareholders and until each of their respective successors is duly elected and qualified.

Following the Annual Meeting, in addition to the Class I directors, Tony Byerly, David Doll, Roger Fradin, Joseph F. Hanna, Thomas A. Szlosek, and Eileen M. Youds will also continue in their terms as directors.

Proposal 2 - Ratification of KPMG LLP as the Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
133,658,659	1,478,531	18,153	–

Based on the votes set forth above, the shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026.

Proposal 3 - Compensation of Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
90,708,077	36,405,174	21,286	8,020,806

Based on the votes set forth above, the shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting.

Proposal 4 – To Amend and Restated the Company’s Certificate of Incorporation to Declassify the Board

For	Against	Abstain	Broker Non-Votes
127,103,976	5,876	24,685	8,020,806

Based on the votes set forth above, the shareholders approved an amendment and restatement of the Company’s certificate of incorporation to declassify the Board. As a result, our classified board structure will be phased out beginning at next year’s annual meeting of shareholders (the “2026 Annual Meeting”), when each Class II director will stand for election for a two-year term. At the 2027 annual meeting of shareholders (the “2027 Annual Meeting”), each of the Class III directors will stand for election for a one-year term. Finally, at the 2028 annual meeting of shareholders (the “2028 Annual Meeting”) and at all annual meetings of shareholders thereafter, all directors will stand for election for a one-year term and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal from office.

Proposal 5(a) – To Amend and Restate the Company’s Certificate of Incorporation to Eliminate Supermajority Vote Requirements for Shareholders to Amend Certain Provisions of the Company’s Certificate of Incorporation and Bylaws and to Remove Directors:

For	Against	Abstain	Broker Non-Votes
127,000,386	116,762	17,389	8,020,806

Based on the votes set forth above, the shareholders approved an amendment and restatement of the Company’s certificate of incorporation to eliminate supermajority vote requirements for shareholders to amend certain provisions of the Company’s certificate of incorporation and bylaws and to remove directors.

Proposal 5(b) – To Amend and Restate the Company’s Certificate of Incorporation to Eliminate the Supermajority Vote Requirement Relating to Certain Business Opportunities:

For	Against	Abstain	Broker Non-Votes
127,001,554	115,582	17,401	8,020,806

Based on the votes set forth above, the shareholders approved an amendment and restatement of the Company’s certificate of incorporation to eliminate the supermajority vote requirement relating to certain business opportunities.

Item 9.01.	Financial Statement and Exhibits.

Exhibit Number	Description

3.1	Third Amended and Restated Certificate of Incorporation of Janus International Group, Inc.

3.2	Third Amended and Restated Certificate of Incorporation of Janus International Group, Inc. (marked to show changes).

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2025

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Elliot Kahler
Name:	Elliot Kahler
Title:	General Counsel and Corporate Secretary